UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                     FORM 8K
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     Pursuant to Section 12 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 14, 2010

                            TWO RIVERS WATER COMPANY
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             (Exact name of registrant as specified in its charter)


        Colorado                   000-51139              13-4228144
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(State of Incorporation)    (Commission File Number)      (IRS Employer
                                                        Identification No.)


       2000 South Colorado Blvd., Annex Suite 200, Denver, Colorado 80222
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                    (Address of principal executive offices)

                                  303-222-1000
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                         (Registrant's Telephone number)


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             (Former Name or Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act
    (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR240.13e-4(c))

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                        SECTION 2 - FINANCIAL INFORMATION

Item 2.01 Completion Of Acquisition Or Disposition Of Assets

On September 14, 2010, Two Rivers Water Company (the Company), through its wholly owned subsidiary, TRWC, Inc. (TRWC) entered into an Agreement and Plan of Merger (Agreement) with Two Rivers Basin, LCC (Two Rivers Basin), a Colorado limited liability company.

On August 17, 2009, HCIC Holdings, LLC ("HCIC"), a Colorado limited liability company, was formed to acquire and operate a water business consisting of ownership of water rights, storage of water and distribution of water (the "Water Business"). The Company, prior to September 14, 2010, owned 50% of HCIC, through TRWC. The other owner of 50% of HCIC was Two Rivers Basin.

As part of the Agreement, TRWC, in exchange for 7,500,000 shares of the restricted common stock of the Company, acquired 100% of the outstanding membership equity of Two Rivers Basin.

As a result of the transaction, TRWC will be the surviving entity and shall remain a wholly-owned subsidiary of the Company and HCIC will become a wholly-owned subsidiary of TRWC.

Mr. John Stroh, II is a director of the Company and an officer of TRWC and is an equity holder of Two Rivers Basin. As a result of the Agreement, he will be issued 996,430 shares of the Company's restricted common stock.

                   SECTION 3 - SECURITIES AND TRADING MARKETS

Item 3.02  Unregistered Sales of Equity Securities

Issuances of Common Stock

As a result of the Agreement with Two Rivers Basin, executed on September 14, 2010, the Company issued 7,500,000 shares of its restricted common stock to the


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equity  members of Two Rivers  Basin,  pursuant to exemption  from  registration afforded by Section 4(2) of the  Securities  Act of 1933 and  Regulation D, Rule
506.

As a result of the issuance transaction, approximately 19,660,000 shares of common stock are issued and outstanding as of date hereof.


                  SECTION 5 CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.01  Changes in Control of Registrant

As a result of the Agreement and Plan of Merger with Two Rivers Basin and its equity members, executed on September 14, 2010, the Company issued 7,500,000 shares of its restricted common stock to the shareholders of Two Rivers Basin. As a result of the issuance of the shares, the Company will have approximately 19,660,000 shares of common stock issued and outstanding.

After the transaction, the equity holders of Two Rivers Basin, as a group, will hold approximately 39.76% of the issued and outstanding common stock of the Company. Each of 7 of the 8 equity holders of Two Rivers Basin will hold 996,430 shares or approximately 5.07% of the issued and outstanding common stock of the Company.

Mr. John Stroh, II, a director of the Company and an officer of TWRC, is also an equity holder of Two Rivers Basin. As such, he will be issued 996,430 shares of the Company's restricted common stock. Prior to the execution of the Agreement, Mr. Stroh held no stock in the Company, after the transaction Mr. Stroh holds 996,430 shares or approximately 5.07% of the issued and outstanding common stock of the Company.

                   SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

     (a) Financial Statements of Business Acquired. The following is a complete list of financial statements filed as part of this Report.

              The  Company,   shall  file  the  audited  and  interim  financial
              statements by amendment to this document prior to the expiration of the prescribed requirement of Item 9.01.



     (b) Pro Forma Financial Information. The following is a complete list of the pro forma financial statements filed as a part of this Report.

              Pro Forma financial statements will be filed in an amendment to this document within the prescribed time allowed by Item 9.01.



     (c) Exhibits. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

     Exhibit No.                                                 Description
             2.1        Agreement and Plan of Merger, dated September 14, 2010



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                                   SIGNATURES


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                              TWO RIVERS WATER COMPANY
                                              (Registrant)


                                              By: /s/ Wayne Harding
                                                  ------------------------
                                                  Wayne Harding,
Dated: September 20, 2010                     Chief Financial Officer










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